Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended December 31, 2009

(NYSE: NFP)

Investor Relations Contact:

Abbe F. Goldstein
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP measures called cash earnings and cash earnings per diluted share, gross margin before management fees and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense.  Prior periods have been modified on a comparable basis.  All of NFP’s non-cash interest expense related to the adoption of recent guidance relating to the accounting for convertible debt on January 1, 2009.  Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Gross margin before management fees should not be viewed as a substitute for gross margin.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS and the Company’s earnings press release for the quarter ended December 31, 2009, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its firms; (2) the ability of the Company’s firms to perform successfully following acquisition, including through cross-selling initiatives, and the Company’s ability to manage its business effectively and profitably through the principals of its firms; (3) any losses that NFP may take with respect to firm dispositions, restructures or otherwise; (4) a recessionary economic environment, resulting in fewer sales of financial products or services; (5) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (6) the impact of the adoption, modification or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies (including with respect to impairments), which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services firms; (8) the financial impact of NFP’s new incentive plans; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates, credit market conditions and general economic factors; (10) securities and capital markets behavior, including fluctuations in the price of NFP’s common stock, recent uncertainty in the U.S. financial markets, or the dilutive impact of any capital-raising efforts to finance operations or business strategy; (11) the continued availability of borrowings and letters of credit under NFP’s credit facility; (12) adverse results, market uncertainty in the financial services industry, or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (13) adverse developments in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (14) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry; (15) uncertainty regarding the impact of proposed healthcare legislation or reform on NFP’s subsidiaries that operate in the benefits market; (16) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, which may adversely affect the demand for or profitability of the Company’s services; (17) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (18) changes in premiums and commission rates or the rates of other fees paid to the Company’s firms, including life settlements and registered investment advisory fees; (19) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (20) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (21) the loss of services of key members of senior management; and (22) the Company’s ability to effect smooth succession planning at its firms.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 13, 2009 (the “2008 10-K”), and its Current Report on Form 8-K, filed with the SEC on August 21, 2009 solely to update the Company’s 2008 10-K for the adoption of recent guidance relating to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement).

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008

GAAP net income (loss) (1)	$1,851	$10,540	$10,022	$(515,799)	$(12,443)
Amortization of intangibles	8,806	8,975	9,176	9,594	9,871
Depreciation	8,857	3,361	3,485	3,539	3,665
Impairment of goodwill and intangible assets	6,231	2,002	2,895	607,337	31,031
Tax benefit of impairment of goodwill and intangible assets	(1,133)	(427)	(902)	(88,146)	(5,474)
Non-cash interest, net of tax (1)	1,559	1,966	1,732	1,557	1,732
Cash earnings (2)	$26,171	$26,417	$26,408	$18,082	$28,382

GAAP net income (loss) per share - diluted (1)	$0.04	$0.24	$0.23	$(12.59)	$(0.31)
Amortization of intangibles	0.20	0.21	0.21	0.23	0.24
Depreciation	0.21	0.08	0.08	0.09	0.09
Impairment of goodwill and intangible assets	0.14	0.05	0.07	14.73	0.76
Tax benefit of impairment of goodwill and intangible assets	(0.03)	(0.01)	(0.02)	(2.14)	(0.13)
Non-cash interest, net of tax (1)	0.04	0.05	0.04	0.04	0.04
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (3)	—	—	—	0.08	0.01
Cash earnings per share - diluted (2) (4)	$0.61	$0.61	$0.62	$0.44	$0.70

Shares outstanding, beginning of period	41,201	41,104	40,026	39,753	39,640
Common shares issued for acquisitions during period	—	—	—	—	—
Common shares issued for contingent consideration and escrow during period	106	—	978	—	11
Common shares issued for stock-based awards during period	42	12	31	181	68
Common shares repurchased during period	(23)	(21)	(42)	—	—
Common shares issued under ongoing incentive program	—	—	—	—	5
Other	37	106	111	92	29
Shares outstanding, end of period	41,363	41,201	41,104	40,026	39,753

Weighted average common shares outstanding	41,363	41,211	41,139	39,945	39,718
Dilutive effect of contingent consideration and incentive payments	593	393	390	1,009	176
Dilutive effect of stock-based awards	1,147	1,503	1,246	275	777
Dilutive effect of escrow, stock subscriptions and other	6	7	58	9	54
Weighted average common shares outstanding - diluted (3)	43,109	43,114	42,833	41,238	40,725

Debt to total capitalization	41.8%	45.2%	49.4%	52.8%	29.3%

Total NFP owned firms at period end	154	160	169	176	181

(1) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.
(2) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(3) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(4) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ORGANIC METRICS (1) (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Organic revenue growth/decline for quarterly period	-5.8%	-16.3%	-21.9%	-20.6%	-17.1%
Organic revenue growth/decline for year-to-date period	-15.9%	-19.6%	-21.3%	-20.6%	-8.7%

Net organic revenue growth/decline for quarterly period	-2.3%	-12.7%	-16.2%	-16.7%	-12.7%
Net organic revenue growth/decline for year-to-date period	-11.6%	-15.2%	-16.4%	-16.7%	-6.9%

Organic gross margin before management fees growth/decline for quarterly period	-2.0%	-16.6%	-25.9%	-29.9%	-20.5%
Organic gross margin before management fees growth/decline for year-to-date period	-17.4%	-24.0%	-27.8%	-29.9%	-17.9%

Organic gross margin growth/decline for quarterly period	-19.1%	-18.4%	-22.1%	-22.9%	-18.0%
Organic gross margin growth/decline for year-to-date period	-20.5%	-21.1%	-22.5%	-22.9%	-16.0%

	For the Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Organic revenue growth/decline	-15.9%	-8.7%	0.3%
Net organic revenue growth/decline	-11.6%	-6.9%	2.6%
Organic gross margin before management fees growth/decline	-17.4%	-17.9%	-1.2%
Organic gross margin growth/decline (2)	-20.5%	-16.0%	-3.1%

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Components of organic firm set gross margin for the next year (3)
Organic firm set comparable revenue	$214,013	$168,179	$162,669	$156,151	$228,730
Organic firm set comparable commissions and fees expense	31,634	26,721	24,580	25,582	40,781
Net organic firm set comparable revenue	182,379	141,458	138,089	130,569	187,949
Organic firm set comparable operating expense	79,750	72,902	73,927	75,074	82,890
Organic firm set comparable gross margin before management fees	102,629	68,556	64,162	55,495	105,059
Organic firm set comparable management fees	59,054	34,317	29,285	22,569	51,031
Organic firm set comparable gross margin	$43,575	$34,239	$34,877	$32,926	$54,028

(1) As of the second quarter of 2009, the Company refers to its "same store" metrics as organic metrics. See "Defined Terms" in this QFS.
(2) In the prior year periods, the Company excluded ongoing incentive accruals from this calculation. Prior periods shown above have been modified to include ongoing incentive accruals in this calculation.  The organic gross margin growth/decline, excluding ongoing incentive accruals for the years ended 2007, 2008 and 2009 was -2.7%, -20.2% and -22.7%, respectively.
(3) These are the components of gross margin growth for the firms that are anticipated to be part of the organic revenue growth/decline calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions as well as mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$55,994	$60,084	$49,822	$42,319	$48,621
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	75,931	75,838	79,258	71,321	75,109
Commissions, fees and premiums receivable, net	129,833	100,930	104,049	107,506	140,758
Due from principals and/or certain entities they own	14,075	21,787	21,334	15,022	16,329
Notes receivable, net	9,731	7,161	7,860	7,747	6,496
Deferred tax assets	14,779	8,322	8,926	9,351	9,435
Other current assets	14,435	18,368	18,897	18,008	19,284
Total current assets	314,778	292,490	290,146	271,274	316,032
Property and equipment, net	37,291	44,341	46,107	49,498	51,683
Deferred tax assets (1)	106,495	110,561	109,983	109,661	24,889
Intangibles, net	379,513	399,265	410,789	427,090	462,123
Goodwill, net	63,887	57,018	57,914	52,532	635,693
Notes receivable, net	28,714	32,410	32,191	33,507	23,683
Other non-current assets (1)	39,744	29,793	30,078	28,804	28,018
Total assets (1)	$970,422	$965,878	$977,208	$972,366	$1,542,121

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$77,941	$82,583	$81,126	$72,122	$73,159
Borrowings	40,000	75,000	115,000	148,000	148,000
Income taxes payable (1)	6,325	—	—	1,231	11
Deferred tax liabilities	496	239	7	3	—
Due to principals and/or certain entities they own	34,106	22,779	17,000	9,863	38,791
Accounts payable	24,337	21,381	18,369	23,893	28,513
Accrued liabilities	73,105	47,531	47,127	36,636	54,380
Total current liabilities (1)	256,310	249,513	278,629	291,748	342,854
Deferred tax liabilities (1)	105,055	116,825	115,977	116,142	119,400
Convertible senior notes (1)	204,548	201,767	198,984	196,200	193,475
Other non-current liabilities	64,472	62,037	61,427	60,832	62,874
Total liabilities (1)	630,385	630,142	655,017	664,922	718,603

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—
Common stock at par value	4,414	4,410	4,409	4,406	4,388
Additional paid-in capital (1)	876,563	874,839	872,031	879,331	881,458
Retained (deficit) earnings (1)	(438,109)	(434,316)	(440,230)	(418,672)	97,178
Treasury stock	(102,930)	(109,373)	(114,117)	(157,530)	(159,456)
Accumulated other comprehensive income	99	176	98	(91)	(50)
Total stockholders' equity (1)	340,037	335,736	322,191	307,444	823,518
Total liabilities and stockholders' equity (1)	$970,422	$965,878	$977,208	$972,366	$1,542,121

(1) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Cash flow from operating activities:
Net income (loss) (1)	$1,851	$10,540	$10,022	$(515,799)	$(12,443)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes (1)	(14,514)	1,106	(58)	(88,048)	(3,453)
Stock-based compensation	3,083	2,456	2,499	2,488	2,591
Impairment of goodwill and intangible assets	6,231	2,002	2,895	607,337	31,031
Amortization of intangibles	8,806	8,975	9,176	9,594	9,871
Depreciation	8,857	3,361	3,485	3,539	3,665
Accretion of senior convertible notes discount (1)	2,781	2,783	2,784	2,725	2,610
(Gain) loss on sale of subsidiaries	(244)	(1,190)	(1,279)	617	2
Other, net	—	—	—	—	(26)

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	(93)	3,420	(7,937)	3,788	6,833
Commissions, fees and premiums receivable, net	(28,522)	3,847	3,436	31,637	(30,490)
Due from principals and/or certain entities they own	7,906	1,615	(6,312)	1,307	15,857
Notes receivable, net - current	(2,570)	659	(113)	(1,251)	(37)
Other current assets (1)	3,837	(816)	(869)	1,289	1,339
Notes receivable, net - non-current	5,826	1,778	2,968	(6,955)	(3,495)
Other non-current assets (1)	479	(700)	(777)	(355)	1,823

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(4,642)	1,457	9,004	(1,037)	(8,560)
Income taxes payable (1)	6,325	—	(1,231)	1,220	(124)
Due to principals and/or certain entities they own	10,129	26	7,118	(29,216)	72
Accounts payable	3,119	3,038	(5,524)	(4,639)	7,116
Accrued liabilities (1)	19,672	1,081	6,751	(16,307)	4,564
Other non-current liabilities (1)	2,509	4,983	(1,899)	(3,500)	3,368
Total adjustments	38,975	39,881	24,117	514,233	44,557
Net cash provided by (used in) operating activities	40,826	50,421	34,139	(1,566)	32,114

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	5,109	1,935	6,962	2,100	92
Purchases of property and equipment, net	(2,177)	(1,801)	(1,538)	(1,604)	(2,919)
Payments for acquired firms, net of cash, and contingent consideration	(1,448)	(627)	1,278	(2,257)	(12,587)
Restricted cash	(10,000)	—	—	—	—
Net cash (used in) provided by investing activities	(8,516)	(493)	6,702	(1,761)	(15,414)

Cash flow from financing activities:
Repayments of borrowings	(35,000)	(40,000)	(33,000)	—	(45,000)
Proceeds from borrowings	—	—	—	—	20,000
Proceeds from stock-based awards, including tax benefit	(1,236)	385	(327)	(2,777)	(1,999)
Shares cancelled to pay withholding taxes	(164)	(51)	(12)	(147)	(135)
Payments for treasury stock repurchase	—	—	—	—	—
Dividends paid	—	—	1	(51)	(8,389)
Net cash (used in) financing activities	(36,400)	(39,666)	(33,338)	(2,975)	(35,523)
Net (decrease) increase in cash and cash equivalents	(4,090)	10,262	7,503	(6,302)	(18,823)
Cash and cash equivalents, beginning of period	60,084	49,822	42,319	48,621	67,444
Cash and cash equivalents, end of the period	$55,994	$60,084	$49,822	$42,319	$48,621

Supplemental disclosures of cash flow information
Cash paid for income taxes	$5,719	$4,332	$10,306	$3,372	$7,502
Cash paid for interest	$854	$1,975	$1,411	$2,385	$2,188

(1) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS - YEAR-TO-DATE (Unaudited - dollars in thousands)
	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Cash flow from operating activities:
Net (loss) income (1)	$(493,386)	$(495,237)	$(505,777)	$(515,799)	$8,471

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes (1)	(101,514)	(87,000)	(88,106)	(88,048)	(3,430)
Stock-based compensation	10,526	7,443	4,987	2,488	12,623
Impairment of goodwill and intangible assets	618,465	612,234	610,232	607,337	41,257
Amortization of intangibles	36,551	27,745	18,770	9,594	39,194
Depreciation	19,242	10,385	7,024	3,539	13,371
Accretion of senior convertible notes discount (1)	11,073	8,292	5,509	2,725	10,388
(Gain) loss on sale of subsidiaries	(2,096)	(1,852)	(662)	617	(7,663)
Other, net	—	—	—	—	(26)

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	(822)	(729)	(4,149)	3,788	11,570
Commissions, fees and premiums receivable, net	10,398	38,920	35,073	31,637	13,962
Due from principals and/or certain entities they own	4,516	(3,390)	(5,005)	1,307	(1,889)
Notes receivable, net - current	(3,275)	(705)	(1,364)	(1,251)	(926)
Other current assets (1)	3,441	(396)	420	1,289	(2,007)
Notes receivable, net - non-current	3,617	(2,209)	(3,987)	(6,955)	(11,171)
Other non-current assets (1)	(1,353)	(1,832)	(1,132)	(355)	(12,005)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	4,782	9,424	7,967	(1,037)	(11,477)
Income taxes payable (1)	6,314	(11)	(11)	1,220	(1,888)
Due to principals and/or certain entities they own	(11,943)	(22,072)	(22,098)	(29,216)	(33,142)
Accounts payable	(4,006)	(7,125)	(10,163)	(4,639)	(5,309)
Accrued liabilities (1)	11,197	(8,475)	(9,556)	(16,307)	(17,718)
Other non-current liabilities (1)	2,093	(416)	(5,399)	(3,500)	14,266
Total adjustments	617,206	578,231	538,350	514,233	47,980
Net cash provided by (used in) operating activities	123,820	82,994	32,573	(1,566)	56,451

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	16,106	10,997	9,062	2,100	22,615
Purchases of property and equipment, net	(7,120)	(4,943)	(3,142)	(1,604)	(33,241)

Payments for acquired firms, net of cash, and contingent consideration	(3,054)	(1,606)	(979)	(2,257)	(76,369)
Restricted cash	(10,000)	—	—	—	—
Net cash (used in) provided by investing activities	(4,068)	4,448	4,941	(1,761)	(86,995)

Cash flow from financing activities:
Repayments of borrowings	(108,000)	(73,000)	(33,000)	—	(177,000)
Proceeds from borrowings	—	—	—	—	199,000
Proceeds from stock-based awards, including tax benefit	(3,955)	(2,719)	(3,104)	(2,777)	1,482
Shares cancelled to pay withholding taxes	(374)	(210)	(159)	(147)	(815)
Payments for treasury stock repurchase	—	—	—	—	(24,612)
Dividends paid	(50)	(50)	(50)	(51)	(33,072)
Net cash (used in) provided by financing activities	(112,379)	(75,979)	(36,313)	(2,975)	(35,017)
Net increase (decrease) in cash and cash equivalents	7,373	11,463	1,201	(6,302)	(65,561)
Cash and cash equivalents, beginning of period	48,621	48,621	48,621	48,621	114,182
Cash and cash equivalents, end of the period	$55,994	$60,084	$49,822	$42,319	$48,621

Supplemental disclosures of cash flow information
Cash paid for income taxes	$23,729	$18,010	$13,678	$3,372	$37,470
Cash paid for interest	$6,625	$5,771	$3,796	$2,385	$9,756

(1) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Revenue:
Commissions and fees	$277,181	$229,925	$224,198	$216,981	$299,252

Cost of services:
Commissions and fees	76,013	63,059	62,474	62,401	87,381
Operating expenses (1)	94,088	88,112	91,250	95,191	102,387
Management fees	58,865	34,855	29,954	22,507	51,956
Total cost of services	228,966	186,026	183,678	180,099	241,724

Gross margin	48,215	43,899	40,520	36,882	57,528

Corporate and other expenses:
General and administrative	21,319	13,044	12,221	12,633	15,289
Amortization of intangibles	8,806	8,975	9,176	9,594	9,871
Impairment of goodwill and intangible assets	6,231	2,002	2,895	607,337	31,031
Depreciation	8,857	3,361	3,485	3,539	3,665
(Gain) loss on sale of subsidiaries	(244)	(1,190)	(1,279)	617	2
Total corporate and other expenses	44,969	26,192	26,498	633,720	59,858

Income (loss) from operations	3,246	17,707	14,022	(596,838)	(2,330)

Interest income	828	703	822	724	1,120
Other income	540	3,385	6,667	1,120	825
Interest expense	(4,849)	(5,001)	(5,386)	(5,330)	(5,727)
Other expense	(68)	2	(59)	(5)	(73)

(Loss) income before income taxes (2)	(303)	16,796	16,066	(600,329)	(6,185)

Income tax (benefit) expense (2)	(2,154)	6,256	6,044	(84,530)	6,258

Net income (loss) (2)	$1,851	$10,540	$10,022	$(515,799)	$(12,443)

Cash Earnings Reconciliation
GAAP net income (loss) (2)	$1,851	$10,540	$10,022	$(515,799)	$(12,443)
Amortization of intangibles	8,806	8,975	9,176	9,594	9,871
Depreciation	8,857	3,361	3,485	3,539	3,665
Impairment of goodwill and intangible assets	6,231	2,002	2,895	607,337	31,031
Tax benefit of impairment of goodwill and intangible assets	(1,133)	(427)	(902)	(88,146)	(5,474)
Non-cash interest, net of tax (2)	1,559	1,966	1,732	1,557	1,732
Cash earnings (3)	$26,171	$26,417	$26,408	$18,082	$28,382

(1) Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.
(3) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Revenue:
Commissions and fees	$948,285	$671,104	$441,179	$216,981	$1,150,387

Cost of services:
Commissions and fees	263,947	187,934	124,875	62,401	362,868
Operating expenses (1)	368,641	274,553	186,441	95,191	408,968
Management fees	146,181	87,316	52,461	22,507	170,683
Total cost of services	778,769	549,803	363,777	180,099	942,519

Gross margin	169,516	121,301	77,402	36,882	207,868

Corporate and other expenses:
General and administrative	59,217	37,898	24,854	12,633	64,189
Amortization of intangibles	36,551	27,745	18,770	9,594	39,194
Impairment of goodwill and intangible assets	618,465	612,234	610,232	607,337	41,257
Depreciation	19,242	10,385	7,024	3,539	13,371
(Gain) loss on sale of subsidiaries	(2,096)	(1,852)	(662)	617	(7,663)
Total corporate and other expenses	731,379	686,410	660,218	633,720	150,348

(Loss) income from operations	(561,863)	(565,109)	(582,816)	(596,838)	57,520

Interest income	3,077	2,249	1,546	724	4,855
Other income	11,712	11,172	7,787	1,120	1,321
Interest expense	(20,566)	(15,717)	(10,716)	(5,330)	(21,763)
Other expense	(130)	(62)	(64)	(5)	(124)

(Loss) income before income taxes (2)	(567,770)	(567,467)	(584,263)	(600,329)	41,809

Income tax (benefit) expense (2)	(74,384)	(72,230)	(78,486)	(84,530)	33,338

Net (loss) income (2)	$(493,386)	$(495,237)	$(505,777)	$(515,799)	$8,471

Cash Earnings Reconciliation
GAAP net (loss) income (2)	$(493,386)	$(495,237)	$(505,777)	$(515,799)	$8,471
Amortization of intangibles	36,551	27,745	18,770	9,594	39,194
Depreciation	19,242	10,385	7,024	3,539	13,371
Impairment of goodwill and intangible assets	618,465	612,234	610,232	607,337	41,257
Tax benefit of impairment of goodwill and intangible assets	(90,608)	(89,475)	(89,048)	(88,146)	(8,137)
Non-cash interest, net of tax (2)	6,814	5,255	3,289	1,557	6,364
Cash earnings (3)	$97,078	$70,907	$44,490	$18,082	$100,520

(1) Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.
(3) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008

Calculation of Gross Margin
Revenue	$277,181	$229,925	$224,198	$216,981	$299,252
Cost of services:
Commissions and fees	76,013	63,059	62,474	62,401	87,381
Operating expenses (1)	94,088	88,112	91,250	95,191	102,387
Gross margin before management fees	107,080	78,754	70,474	59,389	109,484
Management fees	58,865	34,855	29,954	22,507	51,956
Gross margin	$48,215	$43,899	$40,520	$36,882	$57,528
Gross margin as a percentage of revenue	17.4%	19.1%	18.1%	17.0%	19.2%
Gross margin before management fees as a percentage of revenue	38.6%	34.3%	31.4%	27.4%	36.6%

Management fees percentage	55.0%	44.3%	42.5%	37.9%	47.5%

Components of Management Fees
Gross margin before management fees	$107,080	$78,754	$70,474	$59,389	$109,484
Components of management fees:
Basic management fees	49,166	34,418	30,098	22,804	51,215
Principal Incentive Plan (PIP) management fees	9,014	—	—	—	—
Ongoing incentive management fees	685	437	(144)	(297)	741
Management fees	$58,865	$34,855	$29,954	$22,507	$51,956

Components of management fees percentage
Basic management fees percentage	45.9%	43.7%	42.7%	38.4%	46.8%
Principal Incentive Plan (PIP) management fees percentage	8.4%	0.0%	0.0%	0.0%	0.0%
Ongoing incentive management fees percentage	0.6%	0.6%	-0.2%	-0.5%	0.7%
Management fees percentage (2)	55.0%	44.3%	42.5%	37.9%	47.5%

Base earnings as a percentage of target earnings of acquired firms	54%	54%	54%	54%	52%

(1) Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2) The sum of the Components of management fees percentage may not agree to Management fees percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Calculation of Gross Margin
Revenue	$948,285	$671,104	$441,179	$216,981	$1,150,387
Cost of services:
Commissions and fees	263,947	187,934	124,875	62,401	362,868
Operating expenses (1)	368,641	274,553	186,441	95,191	408,968
Gross margin before management fees	315,697	208,617	129,863	59,389	378,551
Management fees	146,181	87,316	52,461	22,507	170,683
Gross margin	$169,516	$121,301	$77,402	$36,882	$207,868
Gross margin as a percentage of revenue	17.9%	18.1%	17.5%	17.0%	18.1%
Gross margin before management fees as a percentage of revenue	33.3%	31.1%	29.4%	27.4%	32.9%

Management fees percentage	46.3%	41.9%	40.4%	37.9%	45.1%

Components of Management Fees
Gross margin before management fees	$315,697	$208,617	$129,863	$59,389	$378,551
Components of management fees:
Basic management fees	136,485	87,321	52,902	22,804	164,545
Principal Incentive Plan (PIP) management fees	9,014	—	—	—	—
Ongoing incentive management fees	682	(5)	(441)	(297)	6,138
Management fees	$146,181	$87,316	$52,461	$22,507	$170,683

Components of management fees percentage
Basic management fees percentage	43.2%	41.9%	40.7%	38.4%	43.5%
Principal Incentive Plan (PIP) management fees percentage	2.9%	0.0%	0.0%	0.0%	0.0%
Ongoing incentive management fees percentage	0.2%	0.0%	-0.3%	-0.5%	1.6%
Management fees percentage (2)	46.3%	41.9%	40.4%	37.9%	45.1%

(1) Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2) The sum of the Components of management fees percentage may not agree to Management fees percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Number of acquisitions closed	2	—	—	1	4
Consideration:
Cash	$—	$—	$—	$279	$161
Common stock	—	—	—	—	—
Other	—	—	—	186	3,269
Total consideration paid (1)	$—	$—	$—	$465	$3,430

Target earnings of acquired firms	$—	$—	$—	$148	$940
Base earnings of acquired firms	$—	$—	$—	$88	$450

Revenue from new acquisitions	$—	$—	$2,657	$3,576	$6,155
Revenue from existing firms	277,181	229,925	221,541	213,405	293,097
Total revenue	$277,181	$229,925	$224,198	$216,981	$299,252

	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Number of acquisitions closed	3	1	1	1	19
Consideration:
Cash	$279	$279	$279	$279	$48,474
Common stock	—	—	—	—	18,458
Other	186	186	186	186	4,096
Total consideration paid (1)	$465	$465	$465	$465	$71,028

Target earnings of acquired firms	$148	$148	$148	$148	$20,658
Base earnings of acquired firms	$88	$88	$88	$88	$15,499

Revenue from new acquisitions	$6,233	$6,233	$6,234	$3,576	$54,293
Revenue from existing firms	942,052	664,871	434,945	213,405	1,096,094
Total revenue	$948,285	$671,104	$441,179	$216,981	$1,150,387

(1) Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Intangible Assets:
Book of business	$104,669	$110,974	$116,795	$123,796	$131,297
Management contracts	258,456	271,550	276,971	285,996	308,189
Trade name	4,831	4,966	5,030	5,087	10,207
Institutional customer relationships	11,557	11,775	11,993	12,211	12,430
Goodwill	63,887	57,018	57,914	52,532	635,693
Total intangible assets and goodwill	$443,400	$456,283	$468,703	$479,622	$1,097,816

Amortization Expense & Impairment Loss:
Book of business	$5,102	$5,234	$5,480	$7,482	$5,969
Management contracts	9,342	4,209	4,910	20,843	5,680
Trade name	83	64	57	5,164	77
Institutional customer relationships	218	218	218	218	218
Goodwill	292	1,252	1,406	583,224	28,958
Total amortization expense & impairment loss	$15,037	$10,977	$12,071	$616,931	$40,902

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic Management Fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings, and where applicable, stock-based compensation for stock awards issued to NFP’s principals.

Basic Management Fee Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation, the after-tax impact of the impairment of goodwill and intangibles and the after-tax impact of non-cash interest expense.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Components of Organic Firm Set Gross Margin for the Next Period Comparison:
The components of gross margin that are anticipated to be part of the firms included in the Organic Firm Set metrics in the corresponding future next year period. The reported figures may change in future periods as the result of dispositions as well as mergers and/or Sub-Acquisitions where the acquired firm represents more than 25% of the acquiring firm.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees, Ongoing Incentive Management Fees and Principal Incentive Plan (PIP) Management Fees.

Management Fees Percentage:	Management Fees as a percentage of gross margin before management fees.

Net Organic Revenue Growth/Decline:	This calculation compares revenue less commission and fees expense as a component of cost of services for firms included in the Organic Firm Set.

Ongoing Incentive Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program.

Ongoing Incentive Management Fees Percentage:	Ongoing Incentive Management Fees as a percentage of gross margin before management fees.

Organic Firm Set Comparable:	This metric is utilized to denote revenue and/or expense amounts from firms in the current period that are anticipated to be part of the Organic Firm Set in the corresponding future next year period.

Organic Gross Margin Growth/Decline:	This calculation compares the change in gross margin for the firms included in the Organic Firm Set.

Organic Gross Margin Before Management Fees Growth/Decline:	This calculation compares the change in gross margin before management fees for firms included in the Organic Firm Set.

Organic Revenue Growth/Decline:	The internal growth rate of NFP's firms, calculated by comparing the change in revenue for firms included in the Organic Firm Set.

Organic Firm Set:
Consists of a comparable group of firms for the same time period in successive years.  NFP includes firms in the Organic Firm Set at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm, a firm has made a Sub-Acquisition that represents more than 25% of the base earnings of the acquiring firm, or a significant portion of the firm's assets have been sold.  With respect to two owned firms that merge, the combined firm is excluded from the Organic Firm Set from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger.  However, if both firms involved in a merger are included in the Organic Firm Set at the time of the merger, the combined firm continues to be included in the Organic Firm Set after the merger.  With respect to Sub-Acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the Organic Firm Set from the time of the Sub-Acquisition until the first fiscal quarter beginning one year following the Sub-Acquisition. Sub-Acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth and are included within the Organic Firm Set.  With respect to situations where a significant portion of a firm's assets have been sold, the surviving entity is excluded from the Organic Firm Set from the time of the sale until one year following the sale. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition.

Principal Incentive Plan (PIP) management fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Principal Incentive Plan (PIP) management fees percentage:	Principal Incentive Plan (PIP) management fees as a percentage of gross margin before management fees.

Revenue from New Acquisitions and Revenue from Existing Firms:
NFP calculates revenue from new acquisitions and revenue from existing firms.  A firm is considered to be a new acquisition for the twelve months following the acquisition.  After twelve months, a firm is considered to be an existing firm.  Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period.  Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms.  Sub-Acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition.  Revenue of disposed firms are included in all periods up to and including the period of disposal.

Sub-Acquisitions:
A Sub-Acquisition involves the acquisition by one of NFP's firms of a business that is generally too small to qualify for a direct acquisition by NFP, or where the individual running the business wishes to exit immediately or soon after the acquisition, prefers to partner with an existing principal or does not wish to become a principal.  The acquisition multiple paid for Sub-Acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:
Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business owners or individuals who subsequently become independent contractors who manage the business following acquisition.